UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2018

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 14, 2018, the Company filed a definitive proxy statement (the “Proxy Statement”) relating to the Company’s 2018 Annual Meeting of Stockholders. The Company has set April 27, 2018 as the date for the Annual Meeting of Stockholders. The meeting will be held at the Hyatt Regency Westlake, 880 S. Westlake Blvd., Westlake Village, CA 91361 at 8:00 a.m. local time. As previously disclosed, the record date for determining Company stockholders entitled to vote at the Annual Meeting of Stockholders has been fixed as the close of business on March 5, 2018.

Subject to stockholder approval, in March 2018, the Board of Directors of Xperi Corporation (the “Company”) approved the Seventh Amended and Restated 2003 Equity Incentive Plan (the “Restated Plan”) to, among other things, provide for a share reserve of 23,542,997 shares, representing an increase of 4,350,000 shares over the share reserve under the existing Sixth Amended and Restated 2003 Equity Incentive Plan (the “Existing Plan”). On April 17, 2018, the Compensation Committee of the Board of Directors of the Company approved an amendment to the Restated Plan (the “Amendment”), to (1) reduce the proposed share reserve increase over the share reserve under the Existing Plan from 4,350,000 shares to 3,900,000 shares, which will result in a total of 23,092,997 shares being reserved for issuance under the Restated Plan, and (2) reduce the number of shares that can be issued upon the exercise of incentive stock options under the Restated Plan to 23,092,997 shares, but with no other changes to the Restated Plan as described in the Proxy Statement. The proposed 3,900,000 share increase over the share reserve under the Existing Plan will reduce the potential dilutive impact of the Restated Plan on stockholders as compared to the originally proposed 4,350,000 share increase. The Restated Plan, as so amended, remains subject to stockholder approval at the Annual Meeting of Stockholders.

On April 18, 2018, the Company filed a Supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to add information regarding the Amendment and to revise Proposal 2 to reflect the reduced share reserve increase under the Restated Plan pursuant to the Amendment. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Supplement to Proxy Statement, dated April 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2018	XPERI CORPORATION

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer